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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                 _____________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 9, 1999


                                 US WATS, INC.
                                 -------------

            (Exact name of Registrant as Specified in its Charter)


                                    0-22944
                           (Commission File Number)

               New York                                       22-3055962
               --------                                       ----------
(State or Other Jurisdiction of Incorporation)    (IRS Employer Identification Number)

                              2 Greenwood Square
                               3331 Street Road
                                   Suite 275
                         Bensalem, Pennsylvania 19020
                         ----------------------------
  (Address, including zip code, of Registrant's Principal Executive Offices)

                                (215) 633-9400
             (Registrant's telephone number, including area code)

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Item 5.   Other Events.

     On September 1, 1999, the US Wats, Inc.("the Company") announced that James
M. Rossi has been elected as a member of its Board of Directors. He will fill a board seat, which was vacated earlier in the year. Mr. Rossi is currently involved in other telecommunications and related companies, including JMR Marketing Corporation, Commanco Communications and Solar Communications, where he currently serves as Chairman and CEO of all three companies. The related US Wats, Inc. press release has been filed as Exhibit 99.1 to this Form 8-K.

     On September 10, 1999 the Board of Directors of the Company approved an amendment to the By-Laws ("the Amendment") of the Company. The Amendment provides for the Company to indemnify directors of the company for settlement amounts, judgments and expenses incurred in connection with any action or claim against a director by virtue of his being or having been a director of the Company, provided that the director's conduct has met the applicable statutory standard. The primary effect of the Amendment is that the Company may indemnify a director without court approval in cases where applicable state law may otherwise have required court approval. The Amendment is reflected in Article VIII of the By-Laws, which are attached as Exhibit 3.1 to this Form 8-K.

     Also, on April 9, 1999, the Company amended and extended its Loan and Security Agreement with Century Business Credit Corporation. The Company agreed to pay an extension fee of $10,000, payable in equal monthly installments over the course of 36 months. The new termination date is May 10, 2002. Either party may terminate the agreement earlier, with the Company being required to pay a fee in order to do so. The agreement provides for a line of credit not to exceed the lesser of $2,000,000 or the amount determined pursuant to a specified formula. The interest rate is the greater of 10% or the prime rate plus a margin which ranges between 2.75% and 3.0%. The Company granted the lender a security interest in a broadly defined range of collateral, which includes among other things inventory, equipment, general intangibles and receivables. Copies of the Loan and Security Agreement and the amendment are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 3.1  -- Amended and restated By-Laws of the Company

Exhibit 10.1 -- Loan and Security Agreement with Century Business Credit
                Corporation dated May 11, 1995.

Exhibit 10.2 -- Amendment to the Loan and Security Agreement with Century
                Business Credit Corporation dated April 9, 1999.

Exhibit 99.1 -- Press release of US Wats, Inc. dated September 1, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        US WATS, INC.


                                        By: /s/  Michael McAnulty
                                            ------------------------------------
                                            Name:  Michael McAnulty
                                            Title: Chief Financial Officer

Dated:  September 16, 1999

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                                 EXHIBIT INDEX

Exhibit 3.1   -- Amended and restated By-Laws of the Company

Exhibit 10.1  -- Loan and Security Agreement with Century Business Credit
                 Corporation dated May 11, 1995.

Exhibit 10.2  -- Amendment to the Loan and Security Agreement with Century
                 Business Credit Corporation dated April 9, 1999.

Exhibit 99.1  -- Press release of US Wats, Inc. dated September 1, 1999.

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